Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
First Quarter 2021

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Earnings Summary
Interest income - taxable equivalent	$1,024	$1,072	$1,071	$1,076	$1,091
Interest expense - taxable equivalent	46	55	71	91	151
Net interest income - taxable equivalent	978	1,017	1,000	985	940
Less: Taxable-equivalent adjustment	11	11	12	13	12
Net interest income	967	1,006	988	972	928
Provision for (benefit from) credit losses	(142)	(38)	113	882	373
Net interest income after provision for (benefit from) credit losses	1,109	1,044	875	90	555
Non-interest income	641	680	655	573	485
Non-interest expense	928	987	896	924	836
Income (loss) before income taxes	822	737	634	(261)	204
Income tax expense (benefit)	180	121	104	(47)	42
Net income (loss)	$642	$616	$530	$(214)	$162
Net income (loss) available to common shareholders	$614	$588	$501	$(237)	$139

Earnings (loss) per common share - basic	0.64	0.61	0.52	(0.25)	0.15
Earnings (loss) per common share - diluted	0.63	0.61	0.52	(0.25)	0.14

Balance Sheet Summary
At quarter-end
Loans, net of unearned income	$84,755	$85,266	$88,359	$90,548	$88,098
Allowance for credit losses	(2,068)	(2,293)	(2,425)	(2,425)	(1,665)
Assets	153,331	147,389	145,180	144,070	133,542
Deposits	129,602	122,479	118,445	116,779	100,030
Long-term borrowings - Federal Home Loan Bank advances	—	—	—	401	4,651
Long-term borrowings - Other	2,916	3,569	4,919	6,007	5,454
Shareholders' equity	17,862	18,111	17,904	17,602	17,332
Average balances
Loans, net of unearned income	$84,755	$86,664	$89,370	$91,964	$83,249
Assets	146,554	144,819	142,845	139,820	124,771
Deposits	122,937	119,767	116,656	110,921	95,672
Long-term borrowings - Federal Home Loan Bank advances	—	—	392	1,266	3,003
Long-term borrowings - Other	3,192	4,634	5,437	6,301	5,399
Shareholders' equity	18,038	17,915	17,759	17,384	16,460

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Selected Ratios and Other Information

	As of and for Quarter Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Return on average assets* (1)	1.78%	1.69%	1.48%	(0.61)%	0.52%
Return on average common shareholders' equity*	15.20%	14.37%	12.38%	(5.96)%	3.69%
Return on average tangible common shareholders’ equity (non-GAAP)* (2)	22.28%	21.15%	18.32%	(8.90)%	5.43%
Efficiency ratio	57.3%	58.1%	54.1%	59.4%	58.6%
Adjusted efficiency ratio (non-GAAP) (2)	56.8%	55.8%	55.3%	57.7%	57.9%
Common book value per share	$16.87	$17.13	$16.92	$16.61	$16.73
Tangible common book value per share (non-GAAP) (2)	$11.46	$11.71	$11.49	$11.16	$11.67
Tangible common shareholders’ equity to tangible assets (non-GAAP) (2)	7.43%	7.91%	7.88%	7.72%	8.68%
Common equity (3)	$10,952	$10,525	$10,092	$9,716	$10,294
Total risk-weighted assets (3)	$106,204	$106,943	$108,285	$109,539	$108,985
Common equity Tier 1 ratio (3)	10.3%	9.8%	9.3%	8.9%	9.4%
Tier 1 capital ratio (3)	11.9%	11.4%	10.8%	10.4%	10.6%
Total risk-based capital ratio (3)	14.0%	13.6%	13.0%	12.6%	12.5%
Leverage ratio (3)	8.9%	8.7%	8.5%	8.4%	9.6%
Effective tax rate	21.9%	16.5%	16.5%	18.3%	20.6%
Allowance for credit losses as a percentage of loans, net of unearned income	2.44%	2.69%	2.74%	2.68%	1.89%
Allowance for credit losses as a percentage of loans excluding PPP, net of unearned income (non-GAAP)(2)	2.57%	2.81%	2.90%	2.82%	1.89%
Allowance for credit losses to non-performing loans, excluding loans held for sale	280%	308%	316%	395%	261%
Net interest margin (FTE)*	3.02%	3.13%	3.13%	3.19%	3.44%
Adjusted net interest margin (FTE) (non-GAAP) (2) *	3.40%	3.40%	3.41%	3.36%	3.44%
Loans, net of unearned income, to total deposits	65.4%	69.6%	74.6%	77.5%	88.1%
Net charge-offs as a percentage of average loans*	0.40%	0.43%	0.50%	0.80%	0.59%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.87%	0.87%	0.87%	0.68%	0.72%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.90%	0.91%	0.90%	0.74%	0.79%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (4)	1.09%	1.10%	1.08%	0.91%	0.96%
Associate headcount—full-time equivalent (5)	18,926	19,406	19,766	20,073	19,743
ATMs	2,101	2,083	2,058	2,038	2,042
Branch Statistics
Full service	1,332	1,333	1,334	1,340	1,374
Drive-through/transaction service only	34	36	47	51	53
Total branch outlets	1,366	1,369	1,381	1,391	1,427
*Annualized
(1)Calculated by dividing net income by consolidated average assets.
(2)See reconciliation of GAAP to non-GAAP Financial Measures on pages 5, 6, 9, 10, 12, 16, 18, and 21.
(3)Current quarter Common equity as well as Total risk-weighted assets, Common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.
(4)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 13 for amounts related to these loans.
(5)Associate headcount for the second quarter of 2020 includes 463 associates from the Ascentium acquisition.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Consolidated Statements of Operations (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Interest income on:
Loans, including fees	$854	$906	$903	$898	$903
Debt securities	133	136	140	148	158
Loans held for sale	12	9	8	6	5
Other earning assets	14	10	8	11	13
Total interest income	1,013	1,061	1,059	1,063	1,079
Interest expense on:
Deposits	19	24	32	40	84
Short-term borrowings	—	—	—	2	8
Long-term borrowings	27	31	39	49	59
Total interest expense	46	55	71	91	151
Net interest income	967	1,006	988	972	928
Provision for (benefit from) credit losses	(142)	(38)	113	882	373
Net interest income after provision for (benefit from) credit losses	1,109	1,044	875	90	555
Non-interest income:
Service charges on deposit accounts	157	160	152	131	178
Card and ATM fees	115	117	115	101	105
Wealth management income	91	89	85	79	84
Capital markets income	100	110	61	95	9
Mortgage income	90	75	108	82	68
Securities gains (losses), net	1	—	3	1	—
Other	87	129	131	84	41
Total non-interest income	641	680	655	573	485
Non-interest expense:
Salaries and employee benefits	546	581	525	527	467
Net occupancy expense	77	78	80	76	79
Equipment and software expense	90	90	89	86	83
Other	215	238	202	235	207
Total non-interest expense	928	987	896	924	836
Income (loss) before income taxes	822	737	634	(261)	204
Income tax expense (benefit)	180	121	104	(47)	42
Net income (loss)	$642	$616	$530	$(214)	$162
Net income (loss) available to common shareholders	$614	$588	$501	$(237)	$139
Weighted-average shares outstanding—during quarter:
Basic	961	960	960	960	957
Diluted	968	965	962	960	961
Actual shares outstanding—end of quarter	961	960	960	960	957
Earnings (loss) per common share: (1)
Basic	$0.64	$0.61	$0.52	$(0.25)	$0.15
Diluted	$0.63	$0.61	$0.52	$(0.25)	$0.14
Taxable-equivalent net interest income	$978	$1,017	$1,000	$985	$940
________
(1) Quarterly amounts may not add to year-to-date amounts due to rounding.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
`Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	3/31/2021			12/31/2020
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$27,180	$133	1.96%	$26,779	$136	2.02%
Loans held for sale	1,603	12	3.10	1,253	9	2.62
Loans, net of unearned income:
Commercial and industrial	42,816	459	4.33	43,889	491	4.44
Commercial real estate mortgage—owner-occupied	5,375	60	4.48	5,405	62	4.49
Commercial real estate construction—owner-occupied	303	3	3.89	303	3	3.95
Commercial investor real estate mortgage	5,375	30	2.22	5,549	32	2.22
Commercial investor real estate construction	1,847	13	2.75	1,899	13	2.82
Residential first mortgage	16,606	134	3.23	16,433	135	3.30
Home equity	7,085	62	3.55	7,411	67	3.61
Indirect—vehicles	850	7	3.24	1,023	8	3.22
Indirect—other consumer	2,352	44	7.51	2,514	49	7.74
Consumer credit card	1,151	35	12.19	1,190	37	12.40
Other consumer	995	18	7.43	1,048	20	7.47
Total loans, net of unearned income	84,755	865	4.11	86,664	917	4.20
Other earning assets	17,788	14	0.33	14,657	10	0.29
Total earning assets	131,326	1,024	3.14	129,353	1,072	3.29
Unrealized gains/(losses) on debt securities available for sale, net (1)	867			1,055
Allowance for loan losses	(2,139)			(2,286)
Cash and due from banks	1,931			2,027
Other non-earning assets	14,569			14,670
	$146,554			$144,819
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$12,340	5	0.15	$11,374	3	0.12
Interest-bearing checking	24,171	2	0.04	22,940	3	0.05
Money market	29,425	3	0.04	29,312	5	0.06
Time deposits	5,158	9	0.74	5,598	13	0.86
Other deposits	4	—	1.81	11	—	1.93
Total interest-bearing deposits (2)	71,098	19	0.11	69,235	24	0.13
Federal funds purchased and securities sold under agreements to repurchase	—	—	—	35	—	0.24
Long-term borrowings	3,192	27	3.42	4,634	31	2.66
Total interest-bearing liabilities	74,290	46	0.25	73,904	55	0.29
Non-interest-bearing deposits (2)	51,839	—	—	50,532	—	—
Total funding sources	126,129	46	0.15	124,436	55	0.17
Net interest spread (1)			2.89			3.00
Other liabilities	2,387			2,468
Shareholders’ equity	18,038			17,915
	$146,554			$144,819
Net interest income /margin FTE basis (1)		$978	3.02%		$1,017	3.13%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.06% for the quarter ended March 31, 2021 and 0.08% for the quarter ended December 31, 2020.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	9/30/2020			6/30/2020			3/31/2020
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities (1)	$24,950	$140	2.24%	$23,828	$148	2.49%	$23,766	$158	2.66%
Loans held for sale	1,147	8	2.89	807	6	3.06	514	5	3.72
Loans, net of unearned income:
Commercial and industrial	46,405	474	4.05	49,296	461	3.74	40,519	405	4.00
Commercial real estate mortgage—owner-occupied	5,498	63	4.50	5,492	61	4.41	5,509	63	4.51
Commercial real estate construction—owner-occupied	318	3	4.04	312	3	4.20	323	4	4.62
Commercial investor real estate mortgage	5,324	31	2.27	5,150	33	2.53	4,975	46	3.69
Commercial investor real estate construction	1,974	15	2.87	1,869	15	3.30	1,673	19	4.40
Residential first mortgage	15,786	135	3.41	14,884	130	3.50	14,469	140	3.86
Home equity	7,727	70	3.59	8,042	73	3.65	8,275	89	4.31
Indirect—vehicles	1,223	10	3.25	1,441	11	3.24	1,679	14	3.26
Indirect—other consumer	2,835	57	8.06	3,111	65	8.36	3,263	71	8.74
Consumer credit card	1,194	38	12.62	1,230	36	11.65	1,348	41	12.26
Other consumer	1,086	19	7.36	1,137	23	7.54	1,216	23	7.95
Total loans, net of unearned income	89,370	915	4.06	91,964	911	3.96	83,249	915	4.40
Other earning assets	11,695	8	0.30	7,541	11	0.53	2,302	13	2.37
Total earning assets	127,162	1,071	3.35	124,140	1,076	3.46	109,831	1,091	3.97
Unrealized gains/(losses) on debt securities available for sale, net (1)	1,143			1,031			510
Allowance for loan losses	(2,308)			(1,860)			(1,315)
Cash and due from banks	2,174			2,070			1,915
Other non-earning assets	14,674			14,439			13,830
	$142,845			$139,820			$124,771
Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Savings	$10,935	4	0.14	$10,152	3	0.13	$8,822	4	0.17
Interest-bearing checking	22,098	4	0.07	21,755	6	0.11	19,273	22	0.47
Money market	29,146	8	0.12	27,870	10	0.13	25,151	28	0.46
Time deposits	6,150	16	1.08	6,690	21	1.26	7,302	26	1.44
Other deposits	13	—	1.87	72	—	1.64	919	4	1.57
Total interest-bearing deposits (2)	68,342	32	0.19	66,539	40	0.24	61,467	84	0.55
Federal funds purchased and securities sold under agreements to repurchase	—	—	—	—	—	—	151	1	1.39
Other short-term borrowings	—	—	—	1,558	2	0.53	1,644	7	1.69
Long-term borrowings	5,829	39	2.63	7,567	49	2.56	8,402	59	2.81
Total interest-bearing liabilities	74,171	71	0.38	75,664	91	0.48	71,664	151	0.85
Non-interest-bearing deposits (2)	48,314	—	—	44,382	—	—	34,205	—	—
Total funding sources	122,485	71	0.23	120,046	91	0.30	105,869	151	0.57
Net interest spread (1)			2.97			2.98			3.12
Other liabilities	2,576			2,390			2,442
Shareholders’ equity	17,759			17,384			16,460
Noncontrolling interest	25			—			—
	$142,845			$139,820			$124,771
Net interest income/margin FTE basis (1)		$1,000	3.13%		$985	3.19%		$940	3.44%
_______
(1) Debt securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(2) Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.11% for the quarter ended September 30, 2020, 0.14% for the quarter ended June 30, 2020 and 0.35% for the quarter ended March 31, 2020.

Adjusted Net Interest Margin (non-GAAP)
Regions believes the adjusted net interest margin (non-GAAP) provides investors with meaningful additional information about Regions' performance when margin associated with the SBA's Paycheck Protection Program (PPP) loans and excess cash are excluded from net interest margin (GAAP).

	Quarter-ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Net interest margin (FTE) (GAAP)	3.02%	3.13%	3.13%	3.19%	3.44%
Impact of SBA PPP loans (1)	(0.04)%	(0.07)%	0.01%	0.02%	NM
Impact of excess cash (2)	0.42%	0.34%	0.27%	0.15%	NM
Adjusted net interest margin (FTE) (non-GAAP)	3.40%	3.40%	3.41%	3.36%	3.44%
_______
NM - Not Meaningful
(1) The impact of SBA PPP loans was determined using average PPP loan balances and the related net interest income.
(2) The impact of excess cash was determined using the average cash balance in excess of $750 million and the related net interest income.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to shareholders.

	Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Net income (loss) available to common shareholders (GAAP)	$614	$588	$501	$(237)	$139	$26	4.4%	$475	341.7%
Preferred dividends (GAAP)	28	28	29	23	23	—	—%	5	21.7%
Income tax expense (benefit) (GAAP)	180	121	104	(47)	42	59	48.8%	138	328.6%
Income (loss) before income taxes (GAAP)	822	737	634	(261)	204	85	11.5%	618	302.9%
Provision for (benefit from) credit losses (GAAP)	(142)	(38)	113	882	373	(104)	273.7%	(515)	(138.1)%
Pre-tax pre-provision income (non-GAAP)	680	699	747	621	577	(19)	(2.7)%	103	17.9%
Other adjustments:
Securities (gains) losses, net	(1)	—	(3)	(1)	—	(1)	NM	(1)	NM
Gains on equity investment(1)	(3)	(6)	(44)	—	—	3	(50.0)%	(3)	NM
Leveraged lease termination gains, net	—	—	—	—	(2)	—	NM	2	100.0%
Bank-owned life insurance(2)	—	(25)	—	—	—	25	100.0%	—	NM
Salaries and employee benefits—severance charges	3	26	2	2	1	(23)	(88.5)%	2	200.0%
Branch consolidation, property and equipment charges	5	7	3	10	11	(2)	(28.6)%	(6)	(54.5)%
Contribution to the Regions Financial Corporation foundation	2	10	—	—	—	(8)	(80.0)%	2	NM
Loss on early extinguishment of debt	—	14	2	6	—	(14)	(100.0)%	—	NM
Professional, legal and regulatory expenses	—	—	—	7	—	—	NM	—	NM
Acquisition expenses	—	—	—	1	—	—	NM	—	NM
Total other adjustments	6	26	(40)	25	10	(20)	(76.9)%	(4)	(40.0)%
Adjusted pre-tax pre-provision income (non-GAAP)	$686	$725	$707	$646	$587	$(39)	(5.4)%	$99	16.9%

______
NM - Not Meaningful
(1) The first quarter 2021 amount is a gain on the sale of an equity investment, whereas the prior quarters are valuations gains..
(2) During the fourth quarter of 2020, the Company recognized a gain on the exchange of BOLI policies.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Non-Interest Income

	Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Service charges on deposit accounts	$157	$160	$152	$131	$178	$(3)	(1.9)%	$(21)	(11.8)%
Card and ATM fees	115	117	115	101	105	(2)	(1.7)%	10	9.5%
Wealth management income	91	89	85	79	84	2	2.2%	7	8.3%
Capital markets income (1)	100	110	61	95	9	(10)	(9.1)%	91	NM
Mortgage income	90	75	108	82	68	15	20.0%	22	32.4%
Commercial credit fee income	22	22	20	17	18	—	—%	4	22.2%
Bank-owned life insurance	17	43	17	18	17	(26)	(60.5)%	—	—%
Securities gains (losses), net	1	—	3	1	—	1	NM	1	NM
Market value adjustments on employee benefit assets (2)	7	7	14	16	(25)	—	—%	32	128.0%
Gains on equity investment (3)	3	6	44	—	—	(3)	(50.0)%	3	NM
Other	38	51	36	33	31	(13)	(25.5)%	7	22.6%
Total non-interest income	$641	$680	$655	$573	$485	$(39)	(5.7)%	$156	32.2%
Mortgage Income

	Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Production and sales	$76	$74	$99	$75	$48	$2	2.7%	$28	58.3%
Loan servicing	24	24	23	23	25	—	—%	(1)	(4.0)%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	90	5	—	(11)	(83)	85	NM	173	208.4%
MSRs hedge gain (loss)	(83)	(11)	—	13	97	(72)	NM	(180)	(185.6)%
MSRs change due to payment decay	(17)	(17)	(14)	(18)	(19)	—	—%	2	10.5%
MSR and related hedge impact	(10)	(23)	(14)	(16)	(5)	13	56.5%	(5)	(100.0)%
Total mortgage income	$90	$75	$108	$82	$68	$15	20.0%	22	32.4%

Mortgage production - purchased	$1,423	$1,669	$1,776	$1,390	$894	$(246)	(14.7)%	$529	59.2%
Mortgage production - refinanced	1,353	1,717	1,712	2,563	576	(364)	(21.2)%	777	134.9%
Total mortgage production (4)	$2,776	$3,386	$3,488	$3,953	$1,470	$(610)	(18.0)%	$1,306	88.8%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Investment management and trust fee income	$66	$67	$62	$62	$62	$(1)	(1.5)%	$4	6.5%
Investment services fee income	25	22	23	17	22	3	13.6%	3	13.6%
Total wealth management income (5)	$91	$89	$85	$79	$84	$2	2.2%	$7	8.3%
Capital Markets Income

	Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Capital markets income	$100	$110	$61	$95	$9	$(10)	(9.1)%	$91	NM
Less: Valuation adjustments on customer derivatives (6)	11	8	5	34	(34)	3	37.5%	45	132.4%
Capital markets income excluding valuation adjustments	$89	$102	$56	$61	$43	$(13)	(12.7)%	$46	107.0%
_________
NM - Not Meaningful
(1)Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.
(2)These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.
(3)The first quarter 2021 amount is a gain on the sale of an equity investment, whereas the prior quarters are valuations gains.
(4)Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.
(5)Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.
(6)For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Non-Interest Expense

	Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Salaries and employee benefits	$546	$581	$525	$527	$467	$(35)	(6.0)%	$79	16.9%
Net occupancy expense	77	78	80	76	79	(1)	(1.3)%	(2)	(2.5)%
Equipment and software expense	90	90	89	86	83	—	—%	7	8.4%
Outside services	38	37	44	44	45	1	2.7%	(7)	(15.6)%
Professional, legal and regulatory expenses	29	21	22	28	18	8	38.1%	11	61.1%
Marketing	22	26	22	22	24	(4)	(15.4)%	(2)	(8.3)%
FDIC insurance assessments	10	12	10	15	11	(2)	(16.7)%	(1)	(9.1)%
Credit/checkcard expenses	14	13	12	12	13	1	7.7%	1	7.7%
Branch consolidation, property and equipment charges	5	7	3	10	11	(2)	(28.6)%	(6)	(54.5)%
Visa class B shares expense	4	6	5	9	4	(2)	(33.3)%	—	—%
Loss on early extinguishment of debt	—	14	2	6	—	(14)	(100.0)%	—	NM
Other	93	102	82	89	81	(9)	(8.8)%	12	14.8%
Total non-interest expense	$928	$987	$896	$924	$836	$(59)	(6.0)%	$92	11.0%

_________
NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios
The table below presents computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Non-interest expense (GAAP)	A	$928	$987	$896	$924	$836	$(59)	(6.0)%	$92	11.0%
Adjustments:
Contribution to the Regions Financial Corporation foundation		(2)	(10)	—	—	—	8	80.0	(2)	NM
Branch consolidation, property and equipment charges		(5)	(7)	(3)	(10)	(11)	2	28.6%	6	54.5%
Salary and employee benefits—severance charges		(3)	(26)	(2)	(2)	(1)	23	88.5%	(2)	(200.0)%
Loss on early extinguishment of debt		—	(14)	(2)	(6)	—	14	100.0%	—	NM
Professional, legal and regulatory expenses		—	—	—	(7)	—	—	NM	—	NM
Acquisition expenses		—	—	—	(1)	—	—	NM	—	NM
Adjusted non-interest expense (non-GAAP)	B	$918	$930	$889	$898	$824	$(12)	(1.3)%	$94	11.4%
Net interest income (GAAP)	C	$967	$1,006	$988	$972	$928	$(39)	(3.9)%	39	4.2%
Taxable-equivalent adjustment		11	11	12	13	12	—	—%	(1)	(8.3)%
Net interest income, taxable-equivalent basis	D	$978	$1,017	$1,000	$985	$940	$(39)	(3.8)%	$38	4.0%
Non-interest income (GAAP)	E	641	680	655	573	485	(39)	(5.7)%	156	32.2%
Adjustments:
Securities (gains) losses, net		(1)	—	(3)	(1)	—	(1)	NM	(1)	NM
Gains on equity investment(1)		(3)	(6)	(44)	—	—	3	50.0%	(3)	NM
Leveraged lease termination gains		—	—	—	—	(2)	—	NM	2	100.0%
Bank-owned life insurance(2)		—	(25)	—	—	—	25	100.0%	—	NM
Adjusted non-interest income (non-GAAP)	F	$637	$649	$608	$572	$483	(12)	(1.85)%	154	31.9%
Total revenue	C+E=G	$1,608	$1,686	$1,643	$1,545	$1,413	$(78)	(4.6)%	$195	13.8%
Adjusted total revenue (non-GAAP)	C+F=H	$1,604	$1,655	$1,596	$1,544	$1,411	$(51)	(3.1)%	$193	13.7%
Total revenue, taxable-equivalent basis	D+E=I	$1,619	$1,697	$1,655	$1,558	$1,425	$(78)	(4.6)%	$194	13.6%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,615	$1,666	$1,608	$1,557	$1,423	$(51)	(3.1)%	$192	13.5%
Operating leverage ratio (GAAP)(3)	I-A									2.6%
Adjusted operating leverage ratio (non-GAAP)(2)	J-B									2.1%
Efficiency ratio (GAAP)(3)	A/I	57.3%	58.1%	54.1%	59.4%	58.6%
Adjusted efficiency ratio (non-GAAP)(3)	B/J	56.8%	55.8%	55.3%	57.7%	57.9%
Fee income ratio (GAAP)(3)	E/I	39.6%	40.1%	39.6%	36.8%	34.0%
Adjusted fee income ratio (non-GAAP)(3)	F/J	39.4%	38.9%	37.8%	36.8%	34.0%
________
NM - Not Meaningful
(1)The first quarter 2021 amount is a gain on the sale of an equity investment, whereas the prior quarters are valuations gains..
(2) During the fourth quarter of 2020, the Company recognized a gain on the exchange of BOLI policies.
(3)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Reconciliation to GAAP Financial Measure

Return Ratio

The table below provides a calculation of “return on average tangible common shareholders’ equity”. Tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY
Net income (loss) available to common shareholders (GAAP)	A	$614	$588	$501	$(237)	$139
Average shareholders' equity (GAAP)		$18,038	$17,915	$17,759	$17,384	$16,460
Less:
Average intangible assets (GAAP)		5,309	5,313	5,322	5,373	4,947
Average deferred tax liability related to intangibles (GAAP)		(104)	(105)	(103)	(94)	(92)
Average preferred stock (GAAP)		1,656	1,656	1,656	1,409	1,310
Average tangible common shareholders' equity (non-GAAP)	B	$11,177	$11,051	$10,884	$10,696	$10,295
Return on average tangible common shareholders' equity (non-GAAP)*(1)	A/B	22.28%	21.15%	18.32%	(8.90)%	5.43%
___
*Annualized
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Components:
Beginning allowance for loan losses (ALL)	$2,167	$2,276	$2,276	$1,560	$869
Cumulative change in accounting guidance (1)	—	—	—	—	438
Beginning allowance for loan losses (ALL), as adjusted for change in accounting guidance	2,167	2,276	2,276	1,560	1,307

Loans charged-off:
Commercial and industrial	45	67	84	139	68
Commercial real estate mortgage—owner-occupied	1	2	2	3	3
Commercial real estate construction—owner-occupied	1	—	—	—	—
Total commercial	47	69	86	142	71
Commercial investor real estate mortgage	15	1	—	—	—
Total investor real estate	15	1	—	—	—
Residential first mortgage	1	3	1	1	1
Home equity—lines of credit	2	3	2	3	4
Home equity—closed-end	—	1	1	—	1
Indirect—vehicles	2	2	4	6	6
Indirect—other consumer	20	20	17	18	23
Consumer credit card	12	12	13	17	16
Other consumer	15	15	15	17	22
Total consumer	52	56	53	62	73
Total	114	126	139	204	144

Recoveries of loans previously charged-off:
Commercial and industrial	16	14	10	9	5
Commercial real estate mortgage—owner-occupied	—	1	1	1	2
Commercial real estate construction—owner-occupied	—	—	—	—	—
Total commercial	16	15	11	10	7
Commercial investor real estate mortgage	—	2	—	—	1
Total investor real estate	—	2	—	—	1
Residential first mortgage	1	—	1	1	1
Home equity—lines of credit	3	4	3	2	3
Home equity—closed-end	—	1	1	—	1
Indirect—vehicles	1	1	3	3	2
Indirect—other consumer	1	1	1	—	—
Consumer credit card	3	3	2	3	2
Other consumer	6	5	4	3	4
Total consumer	15	15	15	12	13
Total	31	32	26	22	21

Net loans charged-off:
Commercial and industrial	29	53	74	130	63
Commercial real estate mortgage—owner-occupied	1	1	1	2	1
Commercial real estate construction—owner-occupied	1	—	—	—	—
Total commercial	31	54	75	132	64
Commercial investor real estate mortgage	15	(1)	—	—	(1)
Total investor real estate	15	(1)	—	—	(1)
Residential first mortgage	—	3	—	—	—
Home equity—lines of credit	(1)	(1)	(1)	1	1
Home equity—closed-end	—	—	—	—	—
Indirect—vehicles	1	1	1	3	4
Indirect—other consumer	19	19	16	18	23
Consumer credit card	9	9	11	14	14
Other consumer	9	10	11	14	18
Total consumer	37	41	38	50	60
Total	$83	$94	$113	$182	$123
Provision for (benefit from) loan losses	$(108)	$(15)	$113	$838	$376
Initial allowance on acquired purchased credit deteriorated loans	$—	$—	$—	$60	$—
Ending allowance for loan losses (ALL)	$1,976	$2,167	$2,276	$2,276	$1,560
Beginning reserve for unfunded credit commitments	126	149	149	105	45
Cumulative change in accounting guidance (1)	—	—	—	—	63
Beginning reserve for unfunded credit commitments, as adjusted for change in accounting guidance	126	149	149	105	108
Provision for (benefit from) unfunded credit losses	(34)	(23)	—	44	(3)
Ending reserve for unfunded commitments	92	126	149	149	105
Allowance for credit losses (ACL) at period end	$2,068	$2,293	$2,425	$2,425	$1,665

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Net loan charge-offs as a % of average loans, annualized(2):
Commercial and industrial	0.28%	0.48%	0.63%	1.06%	0.63%
Commercial real estate mortgage—owner-occupied	0.09%	0.07%	0.05%	0.17%	0.07%
Commercial real estate construction—owner-occupied	0.93%	—%	—%	—%	—%
Total commercial	0.26%	0.44%	0.57%	0.96%	0.56%
Commercial investor real estate mortgage	1.11%	(0.04)%	(0.01)%	(0.03)%	(0.06)%
Commercial investor real estate construction	—%	(0.01)%	—%	—%	(0.01)%
Total investor real estate	0.82%	(0.03)%	(0.01)%	(0.02)%	(0.05)%
Residential first mortgage	—%	0.08%	—%	—%	—%
Home equity—lines of credit	(0.06)%	(0.11)%	(0.11)%	0.06%	0.10%
Home equity—closed-end	—%	0.03%	(0.01)%	—%	(0.02)%
Indirect—vehicles	0.32%	0.26%	0.30%	0.85%	0.94%
Indirect—other consumer	3.28%	2.95%	2.23%	2.35%	2.83%
Consumer credit card	3.19%	3.02%	3.73%	4.41%	4.16%
Other consumer	4.02%	3.69%	4.12%	5.15%	5.73%
Total consumer	0.52%	0.54%	0.51%	0.68%	0.79%
Total	0.40%	0.43%	0.50%	0.80%	0.59%
Non-accrual loans, excluding loans held for sale	$738	$745	$767	$614	$638
Non-performing loans held for sale	8	6	5	10	3
Non-accrual loans, including loans held for sale	746	751	772	624	641
Foreclosed properties	21	25	26	43	54
Non-performing assets (NPAs)	$767	$776	$798	$667	$695
Loans past due > 90 days (3)	$154	$164	$158	$245	$209
Criticized loans- business (4)	$3,756	$3,800	$3,734	$4,225	$2,524
Credit Ratios(2):
ACL/Loans, net	2.44%	2.69%	2.74%	2.68%	1.89%
ALL/Loans, net	2.33%	2.54%	2.58%	2.51%	1.77%
Allowance for credit losses to non-performing loans, excluding loans held for sale	280%	308%	316%	395%	261%
Allowance for loan losses to non-performing loans, excluding loans held for sale	268%	291%	297%	370%	244%
Non-accrual loans, excluding loans held for sale/Loans, net	0.87%	0.87%	0.87%	0.68%	0.72%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.90%	0.91%	0.90%	0.74%	0.79%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (2)	1.09%	1.10%	1.08%	0.91%	0.96%
(1)Regions adopted the CECL accounting guidance on January 1, 2020 and recorded the cumulative effect of the change in accounting guidance as a reduction to retained earnings and an increase to deferred tax assets.
(2)Amounts have been calculated using whole dollar values.
(3)Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 13 for amounts related to these loans.
(4)Business represents the combined total of commercial and investor real estate loans.

ACL/ Loans excluding PPP, net (non-GAAP)
Regions believes this Allowance for Credit Losses (ACL) ratio provides investors with meaningful additional information about credit loss allowance levels when the SBA's Paycheck Protection Program (PPP) loans, which are fully backed by the U.S. government, are excluded from total loans and the related allowance for credit losses is excluded from the total allowance for credit losses.

	As of
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Total Loans	$84,755	$85,266	$88,359	$90,548	$88,098
Less: SBA PPP Loans	4,317	3,624	4,594	4,498	—
Loans excluding PPP, net (non-GAAP)	$80,438	$81,642	$83,765	$86,050	$88,098
ACL at period end	$2,068	$2,293	$2,425	$2,425	$1,665
Less: SBA PPP Loans' ACL	3	1	—	—	—
ACL excluding PPP Loans' ACL (non-GAAP)	$2,065	$2,292	$2,425	$2,425	$1,665
ACL/Loans excluding PPP, net (non-GAAP)	2.57%	2.81%	2.90%	2.82%	1.89%

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	3/31/2021		12/31/2020		9/30/2020		6/30/2020		3/31/2020
Commercial and industrial	$426	0.98%	$418	0.97%	$459	1.02%	$445	0.93%	$496	1.09%
Commercial real estate mortgage—owner-occupied	93	1.73%	97	1.80%	85	1.56%	74	1.35%	58	1.05%
Commercial real estate construction—owner-occupied	9	3.24%	9	3.01%	12	3.69%	10	3.09%	11	3.49%
Total commercial	528	1.08%	524	1.08%	556	1.09%	529	0.99%	565	1.10%
Commercial investor real estate mortgage	100	1.86%	114	2.11%	114	2.04%	1	0.02%	1	0.03%
Commercial investor real estate construction	—	—%	—	—%	4	0.19%	—	—%	—	—%
Total investor real estate	100	1.39%	114	1.57%	118	1.56%	1	0.01%	1	0.02%
Residential first mortgage	53	0.32%	53	0.32%	36	0.22%	32	0.21%	27	0.18%
Home equity—lines of credit	48	1.12%	46	1.01%	47	0.98%	46	0.92%	40	0.77%
Home equity—closed-end	9	0.31%	8	0.29%	9	0.31%	6	0.22%	5	0.17%
Indirect- vehicles	—	—%	—	—%	1	0.08%	—	—%	—	—%
Total consumer	110	0.38%	107	0.36%	93	0.31%	84	0.28%	72	0.24%
Total non-accrual loans	$738	0.87%	$745	0.87%	$767	0.87%	$614	0.68%	$638	0.72%

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	3/31/2021		12/31/2020		9/30/2020		6/30/2020		3/31/2020
Commercial and industrial	$42	0.10%	$59	0.14%	$50	0.11%	$81	0.17%	$58	0.13%
Commercial real estate mortgage—owner-occupied	9	0.16%	5	0.09%	21	0.39%	11	0.20%	12	0.22%
Commercial real estate construction—owner-occupied	1	0.27%	1	0.30%	—	0.01%	1	0.15%	—	0.01%
Total commercial	52	0.11%	65	0.13%	71	0.14%	93	0.17%	70	0.14%
Commercial investor real estate mortgage	2	0.04%	3	0.06%	15	0.26%	1	0.02%	2	0.04%
Commercial investor real estate construction	1	0.03%	—	—%	—	—%	—	0.01%	—	0.01%
Total investor real estate	3	0.04%	3	0.04%	15	0.19%	1	0.02%	2	0.03%
Residential first mortgage—non-guaranteed (1)	62	0.39%	80	0.51%	79	0.51%	105	0.71%	88	0.62%
Home equity—lines of credit	22	0.50%	35	0.78%	26	0.53%	32	0.64%	43	0.83%
Home equity—closed-end	12	0.47%	17	0.60%	17	0.61%	25	0.85%	16	0.53%
Indirect—vehicles	11	1.48%	19	2.08%	22	1.96%	27	2.04%	33	2.15%
Indirect—other consumer	14	0.65%	20	0.82%	19	0.69%	16	0.51%	24	0.75%
Consumer credit card	12	1.09%	14	1.15%	13	1.12%	13	1.09%	18	1.37%
Other consumer	10	1.01%	15	1.43%	14	1.34%	14	1.32%	16	1.34%
Total consumer (1)	143	0.51%	200	0.70%	190	0.65%	232	0.79%	238	0.81%
Total accruing 30-89 days past due loans (1)	$198	0.24%	$268	0.32%	$276	0.31%	$326	0.36%	$310	0.35%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	3/31/2021		12/31/2020		9/30/2020		6/30/2020		3/31/2020
Commercial and industrial	$8	0.02%	$7	0.02%	$10	0.02%	$11	0.02%	$9	0.02%
Commercial real estate mortgage—owner-occupied	1	0.02%	1	0.01%	—	0.01%	3	0.05%	1	0.01%
Total commercial	9	0.02%	8	0.02%	10	0.02%	14	0.03%	10	0.02%
Commercial investor real estate mortgage	—	—%	—	—%	1	0.01%	—	—%	—	—%
Total investor real estate	—	—%	—	—%	1	0.01%	—	—%	—	—%
Residential first mortgage—non-guaranteed (2)	87	0.55%	99	0.62%	86	0.56%	75	0.50%	69	0.49%
Home equity—lines of credit	19	0.45%	19	0.41%	25	0.53%	26	0.53%	26	0.50%
Home equity—closed-end	14	0.52%	13	0.49%	12	0.41%	12	0.42%	11	0.36%
Indirect—vehicles	3	0.41%	4	0.41%	5	0.42%	8	0.55%	6	0.38%
Indirect—other consumer	4	0.16%	5	0.19%	3	0.11%	3	0.10%	4	0.12%
Consumer credit card	14	1.25%	14	1.19%	13	1.08%	17	1.38%	19	1.49%
Other consumer	4	0.39%	2	0.25%	3	0.27%	5	0.49%	5	0.44%
Total consumer (2)	145	0.52%	156	0.54%	147	0.50%	146	0.49%	140	0.47%
Total accruing 90+ days past due loans (2)	$154	0.18%	$164	0.19%	$158	0.18%	$160	0.18%	$150	0.17%

Total delinquencies (1) (2)	$352	0.42%	$432	0.51%	$434	0.49%	$486	0.54%	$460	0.52%
(1)Excludes loans that are 100% guaranteed by FHA and guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 30-89 days past due guaranteed loans excluded were $58 million at 3/31/2021, $65 million at 12/31/2020, $57 million at 9/30/2020, $56 million at 6/30/2020, and $37 million at 3/31/2020.
(2)Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $51 million at 3/31/2021, $57 million at 12/31/2020, $47 million at 9/30/2020, $55 million at 6/30/2020, and $59 million at 3/31/2020.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Troubled Debt Restructurings

	As of
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Current:
Commercial	$75	$76	$73	$47	$51
Investor real estate	11	44	45	6	14
Residential first mortgage	197	174	162	158	156
Home equity—lines of credit	33	34	36	37	38
Home equity—closed-end	68	73	79	83	92
Consumer credit card	1	1	1	1	1
Other consumer	4	3	3	3	3
Total current	389	405	399	335	355
Accruing 30-89 DPD:
Commercial	2	1	1	2	5
Investor real estate	1	—	—	—	—
Residential first mortgage	11	14	16	20	25
Home equity—lines of credit	—	1	1	1	2
Home equity—closed-end	3	5	4	7	6
Other consumer	—	1	—	—	1
Total accruing 30-89 DPD	17	22	22	30	39
Total accruing and <90 DPD	406	427	421	365	394
Non-accrual or 90+ DPD:
Commercial	125	124	178	214	159
Investor real estate	—	—	—	—	1
Residential first mortgage	36	42	36	37	37
Home equity—lines of credit	3	2	2	3	2
Home equity—closed-end	7	7	8	7	6
Total non-accrual or 90+DPD	171	175	224	261	205
Total TDRs - Loans	$577	$602	$645	$626	$599
TDRs - Held For Sale	1	1	—	—	—
Total TDRs	$578	$603	$645	$626	$599

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Total commercial TDRs	$202	$201	$252	$263	$215
Total investor real estate TDRs	12	44	45	6	15
Total consumer TDRs	363	357	348	357	369
Total TDRs - Loans	$577	$602	$645	$626	$599

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Assets:
Cash and due from banks	$1,918	$1,558	$1,972	$1,619	$2,101
Interest-bearing deposits in other banks	23,002	16,398	11,501	11,579	3,154
Debt securities held to maturity	1,059	1,122	1,190	1,255	1,296
Debt securities available for sale	27,092	27,154	27,007	23,898	23,775
Loans held for sale	1,487	1,905	1,187	1,152	566
Loans, net of unearned income	84,755	85,266	88,359	90,548	88,098
Allowance for loan losses	(1,976)	(2,167)	(2,276)	(2,276)	(1,560)
Net loans	82,779	83,099	86,083	88,272	86,538
Other earning assets	1,262	1,217	1,267	1,238	1,722
Premises and equipment, net	1,852	1,897	1,896	1,929	1,935
Interest receivable	336	346	347	343	349
Goodwill	5,181	5,190	5,187	5,193	4,845
Residential mortgage servicing rights at fair value (MSRs)	401	296	267	249	254
Other identifiable intangible assets, net	114	122	129	137	98
Other assets	6,848	7,085	7,147	7,206	6,909
Total assets	$153,331	$147,389	$145,180	$144,070	$133,542
Liabilities and Equity:
Deposits:
Non-interest-bearing	$55,925	$51,289	$49,754	$47,964	$37,133
Interest-bearing	73,677	71,190	68,691	68,815	62,897
Total deposits	129,602	122,479	118,445	116,779	100,030
Borrowed funds:
Short-term borrowings	—	—	—	—	3,150
Long-term borrowings	2,916	3,569	4,919	6,408	10,105
Total borrowed funds	2,916	3,569	4,919	6,408	13,255
Other liabilities	2,951	3,230	3,912	3,255	2,925
Total liabilities	135,469	129,278	127,276	126,442	116,210
Equity:
Preferred stock, non-cumulative perpetual	1,656	1,656	1,656	1,656	1,310
Common stock	10	10	10	10	10
Additional paid-in capital	12,740	12,731	12,714	12,703	12,695
Retained earnings	4,235	3,770	3,330	2,978	3,364
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income, net	592	1,315	1,565	1,626	1,324
Total shareholders’ equity	17,862	18,111	17,904	17,602	17,332
Noncontrolling interest	—	—	—	26	—
Total equity	17,862	18,111	17,904	17,628	17,332
Total liabilities and equity	$153,331	$147,389	$145,180	$144,070	$133,542

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
End of Period Loans

	As of
						3/31/2021		3/31/2021
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	vs. 12/31/2020		vs. 3/31/2020
Commercial and industrial	$43,241	$42,870	$45,199	$47,670	$45,388	$371	0.9%	$(2,147)	(4.7)%
Commercial real estate mortgage—owner-occupied	5,335	5,405	5,451	5,491	5,550	(70)	(1.3)%	(215)	(3.9)%
Commercial real estate construction—owner-occupied	293	300	305	314	309	(7)	(2.3)%	(16)	(5.2)%
Total commercial	48,869	48,575	50,955	53,475	51,247	294	0.6%	(2,378)	(4.6)%
Commercial investor real estate mortgage	5,405	5,394	5,598	5,221	5,079	11	0.2%	326	6.4%
Commercial investor real estate construction	1,817	1,869	1,984	1,908	1,784	(52)	(2.8)%	33	1.8%
Total investor real estate	7,222	7,263	7,582	7,129	6,863	(41)	(0.6)%	359	5.2%
Total business	56,091	55,838	58,537	60,604	58,110	253	0.5%	(2,019)	(3.5)%
Residential first mortgage	16,643	16,575	16,195	15,382	14,535	68	0.4%	2,108	14.5%
Home equity—lines of credit (1)	4,286	4,539	4,753	4,953	5,201	(253)	(5.6)%	(915)	(17.6)%
Home equity—closed-end (2)	2,631	2,713	2,839	2,937	3,000	(82)	(3.0)%	(369)	(12.3)%
Indirect—vehicles	768	934	1,120	1,331	1,557	(166)	(17.8)%	(789)	(50.7)%
Indirect—other consumer	2,262	2,431	2,663	3,022	3,202	(169)	(7.0)%	(940)	(29.4)%
Consumer credit card	1,111	1,213	1,189	1,213	1,303	(102)	(8.4)%	(192)	(14.7)%
Other consumer	963	1,023	1,063	1,106	1,190	(60)	(5.9)%	(227)	(19.1)%
Total consumer	28,664	29,428	29,822	29,944	29,988	(764)	(2.6)%	(1,324)	(4.4)%
Total Loans	$84,755	$85,266	$88,359	$90,548	$88,098	$(511)	(0.6)%	$(3,343)	(3.8)%
_______
(1)     The balance of Regions' home equity lines of credit consists of $2,371 million of first lien and $1,915 million of second lien at 3/31/2021.
(2)    The balance of Regions' closed-end home equity loans consists of $2,423 million of first lien and $208 million of second lien at 3/31/2021.

Adjusted Ending Balances of Loans (non-GAAP)
Regions believes adjusting ending loan balances for the impact of commercial loans transferred to held for sale, SBA PPP loans, the indirect-other consumer exit portfolio and the indirect-vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	As of
						3/31/2021		3/31/2021
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	vs. 12/31/2020		vs. 3/31/2020
Commercial and industrial	$43,241	$42,870	$45,199	$47,670	$45,388	$371	0.9%	$(2,147)	(4.7)%
Less: Commercial loans transferred to held for sale	—	—	239	239	—	—	NM	—	NM
Less: SBA PPP Loans	4,317	3,624	4,594	4,498	—	693	19.1%	4,317	NM
Adjusted commercial and industrial loans (non-GAAP)	$38,924	$39,246	$40,366	$42,933	$45,388	$(322)	(0.8)%	$(6,464)	(14.2)%
Total commercial loans	$48,869	$48,575	$50,955	$53,475	$51,247	$294	0.6%	$(2,378)	(4.6)%
Less: Commercial loans transferred to held for sale	—	—	239	239	—	—	NM	—	NM
Less: SBA PPP Loans	4,317	3,624	4,594	4,498	—	693	19.1%	4,317	NM
Adjusted total commercial loans (non-GAAP)	$44,552	$44,951	$46,122	$48,738	$51,247	$(399)	(0.9)%	$(6,695)	(13.1)%
Total business loans	56,091	$55,838	$58,537	$60,604	$58,110	$253	0.5%	$(2,019)	(3.5)%
Less: Commercial loans transferred to held for sale	—	—	239	239	—	—	NM	—	NM
Less: SBA PPP Loans	4,317	3,624	4,594	4,498	—	693	19.1%	4,317	NM
Adjusted total business loans (non-GAAP)	$51,774	$52,214	$53,704	$55,867	$58,110	$(440)	(0.8)%	$(6,336)	(10.9)%
Total consumer loans	$28,664	$29,428	$29,822	$29,944	$29,988	$(764)	(2.6)%	$(1,324)	(4.4)%
Less: Indirect—other consumer exit portfolio (1)	971	1,101	1,240	1,406	1,591	(130)	(11.8)%	(620)	(39.0)%
Less: Indirect—vehicles	768	934	1,120	1,331	1,557	(166)	(17.8)%	(789)	(50.7)%
Adjusted total consumer loans (non-GAAP)	$26,925	$27,393	$27,462	$27,207	$26,840	$(468)	(1.7)%	$85	0.3%
Total loans	$84,755	$85,266	$88,359	$90,548	$88,098	$(511)	(0.6)%	$(3,343)	(3.8)%
Less: Commercial loans transferred to held for sale	—	—	239	239	—	—	NM	—	NM
Less: SBA PPP Loans	4,317	3,624	4,594	4,498	—	693	19.1%	4,317	NM
Less: Indirect—other consumer exit portfolio (1)	971	1,101	1,240	1,406	1,591	(130)	(11.8)%	(620)	(39.0)%
Less: Indirect—vehicles	768	934	1,120	1,331	1,557	(166)	(17.8)%	(789)	(50.7)%
Adjusted ending total loans (non-GAAP)	$78,699	$79,607	$81,166	$83,074	$84,950	$(908)	(1.1)%	$(6,251)	(7.4)%
_______
(1)In the fourth quarter of 2019, Regions decided not to renew a third party relationship.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
End of Period Loans (continued)

	As of
End of Period Loans by Percentage	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Commercial and industrial	51.0%	50.3%	51.2%	52.6%	51.5%
Commercial real estate mortgage—owner-occupied	6.3%	6.3%	6.2%	6.1%	6.3%
Commercial real estate construction—owner-occupied	0.3%	0.4%	0.3%	0.3%	0.4%
Total commercial	57.6%	57.0%	57.7%	59.0%	58.2%
Commercial investor real estate mortgage	6.4%	6.3%	6.3%	5.8%	5.8%
Commercial investor real estate construction	2.1%	2.2%	2.2%	2.1%	2.0%
Total investor real estate	8.5%	8.5%	8.5%	7.9%	7.8%
Total business	66.1%	65.5%	66.2%	66.9%	66.0%
Residential first mortgage	19.6%	19.4%	18.3%	17.0%	16.5%
Home equity—lines of credit	5.1%	5.3%	5.4%	5.5%	5.9%
Home equity—closed-end	3.1%	3.2%	3.2%	3.2%	3.4%
Indirect—vehicles	0.9%	1.1%	1.3%	1.5%	1.8%
Indirect—other consumer	2.7%	2.9%	3.0%	3.3%	3.6%
Consumer credit card	1.3%	1.4%	1.3%	1.3%	1.5%
Other consumer	1.2%	1.2%	1.3%	1.3%	1.3%
Total consumer	33.9%	34.5%	33.8%	33.1%	34.0%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Commercial and industrial	$42,816	$43,889	$46,405	$49,296	$40,519	$(1,073)	(2.4)%	$2,297	5.7%
Commercial real estate mortgage—owner-occupied	5,375	5,405	5,498	5,492	5,509	(30)	(0.6)%	(134)	(2.4)%
Commercial real estate construction—owner-occupied	303	303	318	312	323	—	—%	(20)	(6.2)%
Total commercial	48,494	49,597	52,221	55,100	46,351	(1,103)	(2.2)%	2,143	4.6%
Commercial investor real estate mortgage	5,375	5,549	5,324	5,150	4,975	(174)	(3.1)%	400	8.0%
Commercial investor real estate construction	1,847	1,899	1,974	1,869	1,673	(52)	(2.7)%	174	10.4%
Total investor real estate	7,222	7,448	7,298	7,019	6,648	(226)	(3.0)%	574	8.6%
Total business	55,716	57,045	59,519	62,119	52,999	(1,329)	(2.3)%	2,717	5.1%
Residential first mortgage	16,606	16,433	15,786	14,884	14,469	173	1.1%	2,137	14.8%
Home equity—lines of credit	4,416	4,646	4,842	5,072	5,237	(230)	(5.0)%	(821)	(15.7)%
Home equity—closed-end	2,669	2,765	2,885	2,970	3,038	(96)	(3.5)%	(369)	(12.1)%
Indirect—vehicles	850	1,023	1,223	1,441	1,679	(173)	(16.9)%	(829)	(49.4)%
Indirect—other consumer	2,352	2,514	2,835	3,111	3,263	(162)	(6.4)%	(911)	(27.9)%
Consumer credit card	1,151	1,190	1,194	1,230	1,348	(39)	(3.3)%	(197)	(14.6)%
Other consumer	995	1,048	1,086	1,137	1,216	(53)	(5.1)%	(221)	(18.2)%
Total consumer	29,039	29,619	29,851	29,845	30,250	(580)	(2.0)%	(1,211)	(4.0)%
Total loans	$84,755	$86,664	$89,370	$91,964	$83,249	$(1,909)	(2.2)%	$1,506	1.8%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of commercial loans transferred to held for sale, SBA PPP loans, the indirect-other consumer exit portfolio and the indirect- vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Commercial and industrial	$42,816	$43,889	$46,405	$49,296	$40,519	$(1,073)	(2.4)%	$2,297	5.7%
Less: Commercial loans transferred to held for sale(1)	—	237	239	239	—	(237)	(100.0)%	—	NM
Less: SBA PPP Loans	3,798	4,143	4,558	3,213	—	(345)	(8.3)%	3,798	NM
Adjusted commercial and industrial loans (non-GAAP)	$39,018	$39,509	$41,608	$45,844	$40,519	$(491)	(1.2)%	$(1,501)	(3.7)%
Total commercial loans	$48,494	$49,597	$52,221	$55,100	$46,351	$(1,103)	(2.2)%	$2,143	4.6%
Less: Commercial loans transferred to held for sale(1)	—	237	239	239	—	(237)	(100.0)%	—	NM
Less: SBA PPP Loans	3,798	4,143	4,558	3,213	—	(345)	(8.3)%	3,798	NM
Adjusted total commercial loans (non-GAAP)	$44,696	$45,217	$47,424	$51,648	$46,351	$(521)	(1.2)%	$(1,655)	(3.6)%
Total business loans	$55,716	$57,045	$59,519	$62,119	$52,999	$(1,329)	(2.3)%	$2,717	5.1%
Less: Commercial loans transferred to held for sale(1)	—	237	239	239	—	(237)	(100.0)%	—	NM
Less: SBA PPP Loans	3,798	4,143	4,558	3,213	—	(345)	(8.3)%	3,798	NM
Adjusted total business loans (non-GAAP)	$51,918	$52,665	$54,722	$58,667	$52,999	$(747)	(1.4)%	$(1,081)	(2.0)%
Total consumer loans	$29,039	$29,619	$29,851	$29,845	$30,250	$(580)	(2.0)%	$(1,211)	(4.0)%
Less: Indirect—other consumer exit portfolio (2)	1,034	1,164	1,318	1,493	1,696	(130)	(11.2)%	(662)	(39.0)%
Less: Indirect—vehicles	850	1,023	1,223	1,441	1,679	(173)	(16.9)%	(829)	(49.4)%
Adjusted total consumer loans (non-GAAP)	$27,155	$27,432	$27,310	$26,911	$26,875	$(277)	(1.0)%	$280	1.0%
Total loans	$84,755	$86,664	$89,370	$91,964	$83,249	$(1,909)	(2.2)%	$1,506	1.8%
Less: Commercial loans transferred to held for sale(1)	—	237	239	239	—	(237)	(100.0)%	—	NM
Less: SBA PPP Loans	3,798	4,143	4,558	3,213	—	(345)	(8.3)%	3,798	NM
Less: Indirect—other consumer exit portfolio (2)	1,034	1,164	1,318	1,493	1,696	(130)	(11.2)%	(662)	(39.0)%
Less: Indirect—vehicles	850	1,023	1,223	1,441	1,679	(173)	(16.9)%	(829)	(49.4)%
Adjusted total loans (non-GAAP)	$79,073	$80,097	$82,032	$85,578	$79,874	$(1,024)	(1.3)%	$(801)	(1.0)%
(1)In the fourth quarter of 2020, Regions made the decision to sell a certain portfolio of $239 million of commercial and industrial loans, which were reclassified to held for sale as of December 31, 2020.
(2)In the fourth quarter of 2019, Regions decided not to renew a third party relationship.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
End of Period Deposits

	As of
						3/31/2021		3/31/2021
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	vs. 12/31/2020		vs. 3/31/2020
Interest-free deposits	$55,925	$51,289	$49,754	$47,964	$37,133	$4,636	9.0%	$18,792	50.6%
Interest-bearing checking	24,757	24,484	22,294	22,407	19,992	273	1.1%	$4,765	23.8%
Savings	13,500	11,635	11,159	10,698	9,199	1,865	16.0%	$4,301	46.8%
Money market—domestic	30,448	29,719	29,387	29,263	26,328	729	2.5%	$4,120	15.6%
Low-cost deposits	124,630	117,127	112,594	110,332	92,652	7,503	6.4%	$31,978	34.5%
Time deposits	4,970	5,341	5,840	6,428	7,122	(371)	(6.9)%	$(2,152)	(30.2)%
Total Customer Deposits	129,600	122,468	118,434	116,760	99,774	7,132	5.8%	29,826	29.9%
Corporate treasury time deposits	2	11	11	19	256	(9)	(81.8)%	(254)	(99.2)%
Total Deposits	$129,602	$122,479	$118,445	$116,779	$100,030	$7,123	5.8%	$29,572	29.6%

	As of
						3/31/2021		3/31/2021
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	vs. 12/31/2020		vs. 3/31/2020
Consumer Bank Segment	$77,381	$71,652	$69,265	$68,616	$61,238	$5,729	8.0%	$16,143	26.4%
Corporate Bank Segment	42,211	40,745	39,799	38,848	29,862	1,466	3.6%	12,349	41.4%
Wealth Management Segment	9,537	9,718	8,982	8,888	8,372	(181)	(1.9)%	1,165	13.9%
Other (1)	473	364	399	427	558	109	29.9%	(85)	(15.2)%
Total Deposits	$129,602	$122,479	$118,445	$116,779	$100,030	$7,123	5.8%	$29,572	29.6%

	As of
						3/31/2021		3/31/2021
($ amounts in millions)	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	vs. 12/31/2020		vs. 3/31/2020
Wealth Management - Private Wealth	$8,589	$8,462	$7,726	$7,816	$7,168	$127	1.5%	$1,421	19.8%
Wealth Management - Institutional Services	948	1,256	1,256	1,072	1,204	(308)	(24.5)%	(256)	(21.3)%
Total Wealth Management Segment Deposits	$9,537	$9,718	$8,982	$8,888	$8,372	$(181)	(1.9)%	$1,165	13.9%

					As of
End of Period Deposits by Percentage					3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Interest-free deposits					43.2%	41.9%	42.0%	41.1%	37.1%
Interest-bearing checking					19.1%	20.0%	18.8%	19.2%	20.0%
Savings					10.4%	9.5%	9.4%	9.2%	9.2%
Money market—domestic					23.5%	24.3%	24.8%	25.1%	26.3%
Low-cost deposits					96.2%	95.7%	95.0%	94.6%	92.6%
Time deposits					3.8%	4.3%	5.0%	5.5%	7.1%
Total Customer Deposits					100.0%	100.0%	100.0%	100.0%	99.7%
Corporate treasury time deposits					—%	—%	—%	—%	0.3%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Average Balances of Deposits

	Average Balances
($ amounts in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Interest-free deposits	$51,839	$50,532	$48,314	$44,382	$34,205	1,307	2.6%	17,634	51.6%
Interest-bearing checking	24,171	22,940	22,098	21,755	19,273	1,231	5.4%	4,898	25.4%
Savings	12,340	11,374	10,935	10,152	8,822	966	8.5%	3,518	39.9%
Money market—domestic	29,425	29,312	29,146	27,870	25,151	113	0.4%	4,274	17.0%
Low-cost deposits	117,775	114,158	110,493	104,159	87,451	3,617	3.2%	30,324	34.7%
Time deposits	5,158	5,598	6,150	6,690	7,302	(440)	(7.9)%	(2,144)	(29.4)%
Total Customer Deposits	122,933	119,756	116,643	110,849	94,753	3,177	2.7%	28,180	29.7%
Corporate treasury time deposits	4	11	13	72	280	(7)	(63.6)%	(276)	(98.6)%
Corporate treasury other deposits	—	—	—	—	639	—	NM	(639)	(100.0)%
Total Deposits	$122,937	$119,767	$116,656	$110,921	$95,672	$3,170	2.6%	27,265	28.5%

	Average Balances
($ amounts in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Consumer Bank Segment	$72,949	$69,912	$68,842	$65,722	$59,711	3,037	4.3%	13,238	22.2%
Corporate Bank Segment	40,285	40,581	38,755	36,409	26,618	(296)	(0.7)%	13,667	51.3%
Wealth Management Segment	9,281	8,884	8,658	8,382	8,073	397	4.5%	1,208	15.0%
Other (1)	422	390	401	408	1,270	32	8.2%	(848)	(66.8)%
Total Deposits	$122,937	$119,767	$116,656	$110,921	$95,672	$3,170	2.6%	$27,265	28.5%

	Average Balances
($ amounts in millions)	1Q21	4Q20	3Q20	2Q20	1Q20	1Q21 vs. 4Q20		1Q21 vs. 1Q20
Wealth Management - Private Wealth	$8,442	$8,106	$7,723	$7,395	$7,062	336	4.1%	1,380	19.5%
Wealth Management - Institutional Services	839	778	935	987	1,011	61	7.8%	(172)	(17.0)%
Total Wealth Management Segment Deposits	$9,281	$8,884	$8,658	$8,382	$8,073	$397	4.5%	$1,208	15.0%
________
(1)Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits).

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Reconciliation to GAAP Financial Measures
Tangible Common Ratios
The following tables provide the calculation of the end of period “tangible common shareholders’ equity” and "tangible common book value per share" ratios, and a reconciliation of shareholders’ equity (GAAP) to tangible common shareholders’ equity (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders' equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Tangible Common Ratios
Shareholders’ equity (GAAP)		$17,862	$18,111	$17,904	$17,602	$17,332
Less:
Preferred stock (GAAP)		1,656	1,656	1,656	1,656	1,310
Intangible assets (GAAP)		5,295	5,312	5,316	5,330	4,943
Deferred tax liability related to intangibles (GAAP)		(96)	(106)	(105)	(103)	(92)
Tangible common shareholders’ equity (non-GAAP)	A	$11,007	$11,249	$11,037	$10,719	$11,171
Total assets (GAAP)		$153,331	$147,389	$145,180	$144,070	$133,542
Less:
Intangible assets (GAAP)		5,295	5,312	5,316	5,330	4,943
Deferred tax liability related to intangibles (GAAP)		(96)	(106)	(105)	(103)	(92)
Tangible assets (non-GAAP)	B	$148,132	$142,183	$139,969	$138,843	$128,691
Shares outstanding—end of quarter	C	961	960	960	960	957
Tangible common shareholders’ equity to tangible assets (non-GAAP)(1)	A/B	7.43%	7.91%	7.88%	7.72%	8.68%
Tangible common book value per share (non-GAAP)(1)	A/C	$11.46	$11.71	$11.49	$11.16	$11.67
_________
(1)Amounts have been calculated using whole dollar values.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
•Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in unemployment rates, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.
•Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.
•Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.
•The impact of pandemics, including the ongoing COVID-19 pandemic, on our businesses, operations, and financial results and conditions.The duration and severity of the ongoing COVID-19 pandemic, which has disrupted the global economy, has and could continue to adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values, and result in lost revenue or additional expenses. The pandemic could also cause an outflow of deposits, result in goodwill impairment charges and the impairment of other financial and nonfinancial assets, and increase our cost of capital.
•Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.
•The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to shareholders.
•Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.
•Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses.
•Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.
•Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.
•Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.
•Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.
•Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.
•Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors.
•Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the recent change in U.S. presidential administration and control of the U.S. Congress, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.
•Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock or other regulatory capital instruments, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders.
•Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements.
•Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted.
•The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.
•The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.
•Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.
•Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives.
•The risks and uncertainties related to our acquisition or divestiture of businesses.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2021 Earnings Release
•The success of our marketing efforts in attracting and retaining customers.
•Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.
•Fraud or misconduct by our customers, employees or business partners.
•Any inaccurate or incomplete information provided to us by our customers or counterparties.
•Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.
•Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.
•The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.
•The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses.
•The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage (specifically in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.
•Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.
•Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware,“denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.
•Our ability to achieve our expense management initiatives.
•Market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, derivative products, debt obligations, deposits, investments, and loans.
•Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets.
•The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.
•The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.
•The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.
•Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.
•Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.
•Other risks identified from time to time in reports that we file with the SEC.
•Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.
•The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the SEC.
Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic (including any second wave or resurgences), actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551.